SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

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                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 21, 2005


                  SoftNet Technology Corp. (f/k/a T&G2, Inc. )
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               (Exact name of Registrant as specified in charter)


    Nevada                     000-07693                       74-3035831
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(State or other             (Commission file                (I.R.S. Employer
jurisdiction of                   number)                Identification Number)
incorporation)


                           1 Anderson Road, Suite 105
                         Bernardsville, New Jersey 07924
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                    (Address of Principal Executive Offices)


                                 (908) 204-9911
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                     (Telephone Number, Including Area Code)


                                  T & G2, Inc.
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          (Former name or former address, if changes since last report)



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






Item 8.01.  Other Events.
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     On or about  March  21,  2005,  the  Company  entered  into an  Acquisition
Agreement with Indigo Technology Services, Inc. ("Indigo"), whereby the Company acquired all of the assets and liabilities of Indigo in a cashless transaction where consideration consisted of the issuance of Nine Million Shares of the Company's Restricted Class A Common Stock (the "Acquisition Shares").


Item 9.01.  Financial Statements and Exhibits.
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     a.   Financial Statements of Businesses Acquired.

          Not Applicable

     b.   Pro Forma Financial Information.

          Not Applicable

     c.   Exhibits.

          Exhibit 99 - Acquisition Agreement.




                                   Signatures
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     Pursuant to the  Securities  Exchange Act of 1934,  the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 24, 2005                    SoftNet Technology Corp.
                                          (Registrant)


                                           /s/ James M. Farinella
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                                          James M. Farinella/President and CEO